Exhibit10.16(b)

AMENDMENT TO VOTING RIGHTS PROXY AND FINANCIAL SUPPORTING AGREEMENT

投票权代理和财务支持协议修正案

This Amendment to Voting Rights Proxy and Financial Supporting Agreement (this "Amendment") is April 21, 2014, and is entered into in Pingdingshan City, Henan Province, People's Republic of China ("PRC" or "China") by and among China Xing De (Hong Kong) Limited ("Parent"), Zhengzhou Xing De Enterprise Management & Consulting Co., Ltd. ("Party A"), Pingdingshan Xulong Renewable Resource Co., Ltd. ("Party B"), ZHU Lei and YOU Yongjun (each a "Prior Shareholder" and collectively the "Prior Shareholders"), and the undersigned shareholders of Party B (each a "Shareholder" and collectively the "Shareholders"). Party A, Party B, the Prior Shareholders and the Shareholders are sometimes referred to individually as a "Party" and collectively as the "Parties."

本投票权代理和财务支持协议修正案（"本修正案"）于2014年4月21日在中华人民共和国（以下称为"PRC"或"中国"）河南省平顶山市，由中国兴德（香港）有限公司（"母公司"），郑州市兴德企业管理咨询有限公司（以下称为"甲方"），平顶山市旭龙再生资源有限公司(以下称为"乙方")，朱雷和游泳军（单称"一个前股东"，合称"前股东"），和以下签署的乙方股东（单称"一个股东"，合称"股东"）协商一致签署。甲方、乙方、前股东和股东各自称为"一方"，总称为"各方"。

RECITALS

前言

(1) Reference is made to that certain Voting Rights Proxy and Financial Supporting Agreement dated as of September 2, 2011, by and between Parent and the Prior Shareholders (the "Agreement"), pursuant to which the Prior Shareholders, who held 100% of the issued and outstanding equity interests of Party B in the aggregate (collectively the "Equity Interests"), irrevocably granted Parent all voting rights relating to the Equity Interests (the "Proxy") in consideration of such funds that Parent may arrange as required by Party B's business (the "Financial Support");

请参见母公司和前股东于2011年9月2日签署的股东表决权代理协议（"协议"），依该协议，持有乙方总计100%发行或已发行股权（"股权"）的前股东以母公司依乙方业务要求安排资金（"财务支持"）为对价不可撤销地授予母公司所有股权的投票权（"投票权代理"）；

(2) The Agreement was entered into in connection with an Exclusive Consulting Services and Operating Agreement dated as of September 2, 2011 among Party A, Party B and the Prior Shareholders (the "Exclusive Agreement");

协议的签署与2011年9月2日由甲方、乙方和前股东签署的排他咨询服务和运营协议（"排他协议"）有关；

(3) 100% of the issued and outstanding equity interests of Party B in the aggregate (collectively the "Equity Interests") was conveyed and transferred to the Shareholders (the "Transfer"), which Transfer was registered with the Pingdingshan City Administration for Industry and Commerce on September 5, 2012;

乙方合计 100%已发行股权转让给股东（"转让"），该转让已于 2012 年 9 月 5 日登记于平顶山市工商行政管理局；

(4) The Transfer was effected in connection with the designation of the Shareholders as management members of Party B by ZHU Yulong, on whose behalf the Prior Shareholders held, and the Shareholders now hold, the Equity Interests.

转让所生效是因朱玉龙指派现代他持有乙方股权的股东担任乙方管理层；

(5) In connection with the Transfer, the Parties amended the Exclusive Agreement to, among other things, replace the Prior Shareholders with the Shareholders as Parties to such agreement, and the Parties desire to do the same with the Agreement so that the Proxy may continue in full force during the term of the amended Exclusive Agreement, and to replace Parent, a Hong Kong entity, with Party A, a PRC entity, in order to facilitate the exercisability of the Proxy as well as the administration of the Financial Support, subject to the terms and conditions contained in this Amendment; and

鉴于上述转让，各方已修改了排他协议，以股东替代前股东作为协议一方，各方有意进行相同的安排以致于对甲方的投票权代理在排他协议修正案期间基于本协议条款和条件继续生效，并且将母公司，一家香港实体，替换为甲方，一家中国实体，以便于基于本修正案的条款和条件的投票权代理的行使和财务支持的管理；

(6) The Parties desire to amend the Agreement to memorialize the foregoing on the terms and conditions contained in this Amendment;

各方期望修改协议以在本修正案中载明上述条款和条件；

NOW THEREFORE, the Parties agree as follows:

因此，现各方同意如下：

1. <u>Defined Terms</u>. Capitalized terms used herein which are defined in the Agreement, unless otherwise defined herein, shall have the meanings ascribed to them in the Agreement.

<u>术语定义</u>。 除非本文件在此另有定义，在协议中定义的在本文件中使用的大写术语的含义见协议。

2. <u>Amendment to Agreement</u>. The Agreement is hereby amended as follows:

<u>协议修改</u>。 协议在此作如下修改：

2.1 Effective as of the date of this Amendment, the Prior Shareholders shall be deemed stricken from the Agreement and replaced by the Shareholders as Parties to the Agreement, effective as of the date of this Amendment. In connection therewith, the Parties hereby agree that this Amendment shall be deemed an assignment by the Prior Shareholders of all of their rights, interests and obligations under the Agreement to the Shareholders, and the consent of Party A thereto, and that by virtue of such assignment, the Prior Shareholders shall be released from their obligations under the Agreement.

自本修正案生效之日，前股东应排除出协议并且在本修正案生效之日股东替代前股东作为协议一方。鉴于此，各方同意本修正案应被视为将原股东所有协议项下的权利、利益和义务概括转让予股东，并且甲方同意此安排。同时，依据此概括转让，前股东不再承担协议项下义务。

2.2 Effective as of the date of this Amendment, Parent shall be deemed stricken from the Agreement and replaced by Party A as a Party to the Agreement, effective as of the date of this Amendment. In connection therewith, the Parties hereby agree that this Amendment shall be deemed an assignment by Parent of all of its rights, interests and obligations under the Agreement to Party A, and that by virtue of such assignment, Parent shall be released from its obligations under the Agreement.

自本修正案生效之日，母公司应被视为排除出协议并且在本修正案生效之日甲方替代母公司作为协议一方。鉴于此，各方同意本修正案应被视为母公司将所有协议项下的权利、利益和义务概括转让予甲方和针对前股东的该概括转让的通知。同时，依据此概括转让，母公司将不再承担协议项下义务。

2.3 Section 6.4 of the Agreement is hereby deleted in its entirety and the following is inserted in substitution therefor:

协议 6.4 条被整体删除并且下列条款替代：

"This Agreement shall take effect on the date of the execution of this Agreement and shall remain in full force and effect until the earlier of (a) the full exercise of Party A's exclusive option to purchase the Equity Interests under that certain Option Agreement between Parent and the Prior Shareholders dated as of September 2, 2011, as amended, or (b) the termination of this Agreement by Party A. This Agreement shall be executed in four (4) duplicate originals in both English and Chinese, and each Party shall receive one (1) duplicate original, each of which shall be equally valid."

“本协议应自本协议签署起生效并且持续有效直至下列较早发生的情况出现：（a）母公司和前股东 2011 年 9 月 2 日签署的选择权协议和修正案项下认购股权的选择权全部行权；或者（b）甲方终止本协议。本协议将以英文和中文一式四（4）份签署，每方应各持有一份，具有同等效力。”

2.4 Section 6 of the Agreement is hereby amended by inserting the following subsection 6.5:

协议第 6 条在此修正加入下列 6.5 项:

"6.5 Assignment. No Shareholder may transfer or assign his or her rights and obligations under this Agreement to any third party without Party A's prior written consent. Party A may transfer or assign any or all of its rights and obligations under this Agreement to any third party, and such transfer or assignment shall only be subject to a prior notice by Party A to the Shareholders and the Company."

"6.5 转让。未经甲方书面同意，股东不得转让或让与其本协议项下权利与义务。甲方可以向第三方转让其所有权利和义务，并且该转让和让与仅应事先通知甲方和公司。"

3. No Modification of Agreements. Each of Party A, Party B and the Shareholders hereby acknowledge and agree that, except as contemplated by this Amendment, the Agreement has not been otherwise modified or amended, and the terms and conditions thereof shall continue in full force and effect.

协议无修改。甲方、乙方和股东在此认可和同意，除本修正案约定事宜外，协议未作其他修改，其条款和条件应继续有效。

4. Further Cooperation. In case at any time from and after the date of this Amendment, any further action is necessary to carry out the purposes of this Assignment, each Party shall take such further action (including the execution and delivery of such further instruments and documents) as any other Party reasonably may request, all at the sole cost and expense of the requesting Party.

进一步合作。如本修正案签署后，依另一方的请求，对于任何完成权利义务概括转让目的所必须进行的任何进一步的行为，一方应在请求方承担所有成本和费用的情况下进行该行为（包括签署或传递进一步的票据和文件）。

5. General Provisions.

一般条款。

5.1 Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the PRC.

适用法律。本修正案适用中国法律并依其解释。

5.2 Entire Agreement. This Amendment constitutes the entire agreement between the Parties relating to the subject matter of this Amendment and supersedes all previous agreements.

完整协议。本修正案为各方有关本修正案标的的完整协议，优于所有之前的协议。

5.3 Amendments and Waivers. No amendment of any provision of this Amendment shall be valid unless the same shall be in writing and signed by the Parties. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

修正或弃权。除各方书面签署确认，本修正案条款的任何修改不生效力。各方对本修正案任何，无论是否故意的，违约、虚假陈述、违反保证或其他承诺不应视为扩展至之前或之后的违约、虚假陈述、违反保证或其他承诺的弃权，或影响与此有关的任何之前或之后事宜因此产生任何权利。

5.4 Severability. Should any provision or any part of any provision contained in this Amendment be declared invalid or unenforceable for any reason whatsoever, all other clauses or parts of clauses contained in this Amendment shall remain in full force and effect.

可分性。如果本修正案任何条款或条款的任何部分因任何理由被宣告无效或不可执行，本修正案其他条款或条款的其他部分应持续有效。

5.5 Copies. This Amendment shall be executed in both English and Chinese in seven (7) original copies. Each Party shall receive one (1) original copy, all of which shall be equally valid and enforceable.

份数。本修正案以中文和英文签署七（7）份。每方各持一份，具有同等效力。

[SIGNATURE PAGE FOLLOWS]
[以下是签字页]

[SIGNATURE PAGES]

签字页

IN WITNESS WHEREOF this Agreement is duly executed by each Party or its legal representatives.

兹证明，本协议由各方或者各方的法定代表人签订。

PARENT: China Xing De (Hong Kong) Limited
中国兴德（香港）有限公司

Authorized Representative: ______________________
授权人(签字)
Name: ZHU, Yulong
姓名: 朱玉龙
Title: Director
职务: 董事

PARTY A: Zhengzhou Xing De Enterprise Management & Consulting Co., Ltd.
甲方： 郑州市兴德企业管理咨询有限公司

Legal/Authorized Representative: ______________________
法定代表人/或被授权人(签字)
Name: ZHU, Yulong
姓名: 朱玉龙
Title: Executive Director
职务: 执行董事

PARTY B: Pingdingshan Xulong Renewable Resource Co., Ltd.
乙方： 平顶山市旭龙再生资源有限公司

Legal/Authorized Representative: ______________________
法定代表人/或被授权人(签字)
Name: ZHU, Yulong
姓名: 朱玉龙
Title: Executive Director
职务: 执行董事

SIGNATURE PAGE FOR SHAREHOLDERS OF PARTY B
乙方股东签字页

Shareholders of Party B:
乙方的股东:

ZHU, Yulong
朱玉龙
ID Card No.:
身份证号:

YU, Zhenhua
于振华
ID Card No.:
身份证号:

SIGNATURE PAGE FOR PRIOR SHAREHOLDERS OF PARTY B
乙方前股东签字页

Prior Shareholders of Party B:
乙方的前股东:

____
朱雷
ZHU, Lei
ID Card No.:
身份证号:

____
游永军
YOU, Yongjun
ID Card No.:
身份证号: